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                                                                   Exhibit 23.01




                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-77789) of Silknet Software, Inc. of our report dated July 19, 1999 relating to the financial statements, which appears in this Form 10-K.





/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
September 24, 1999